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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): April 13, 1998

                     Philadelphia Consolidated Holding Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                  Pennsylvania           0-22280            23-2202671
           ------------------------    -----------      -------------------
           (State or other juris-      (Commission      (IRS Employer
           diction of incorporation)      File No.)      Identification No.)

                 One Bala Plaza, Suite 100
                 Bala Cynwyd, Pennsylvania                    19004
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900

          ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On April 13, 1998, Philadelphia Consolidated Holding Corp. (the "Company") issued a press release announcing that A.M. Best Company had upgraded its rating of the Company's insurance subsidiaries from "A" (Excellent) Class VII to "A+" (Superior) Class VIII. A copy of the April 13, 1998 press release is filed herewith as Exhibit 99.1.

     On April 16, 1998, the Company issued a press release relating to its results for the first quarter of 1998. A copy of the April 16, 1998 press release is filed herewith as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
          Not applicable.

     (b)  Pro Forma Financial Information.
          Not applicable.
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(c)  Exhibits.

     Exhibit 99.1   Press Release dated April 13, 1998.

     Exhibit 99.2   Press Release dated April 16, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Philadelphia Consolidated Holding Corp.
                         ----------------------------------------
                         (Registrant)


Date: April 16, 1998

                     By: /s/ Craig P. Keller
                         ----------------------------------------
                         Craig P. Keller
                         Vice President, Secretary
                         and Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit        Description                             Method of Filing
-------        -----------                             ----------------
99.1           Press Release dated April 13, 1998.     Filed electronically
                                                       herewith.

99.2           Press Release dated April 16, 1998.     Filed electronically
                                                       herewith.



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